UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

	Shares	Value
Common Stocks—99.0%
Consumer Discretionary—31.0%
Entertainment—1.0%
Activision Blizzard, Inc.	886,060	$44,196,673
Hotels, Restaurants & Leisure—3.6%
Cedar Fair LP1	1,554,994	85,089,272
Starbucks Corp.	1,106,160	73,802,995
		158,892,267

Interactive Media & Services—10.6%
Alphabet, Inc., Cl. C2	193,100	211,334,433
Facebook, Inc., Cl. A2	1,449,692	203,841,192
Snap, Inc., Cl. A2	1,081,406	7,039,953
Tencent Holdings Ltd., ADR	1,099,750	44,077,980
		466,293,558

Internet & Catalog Retail—9.6%
Alibaba Group Holding Ltd., Sponsored ADR[2]	122,390	19,687,655
Amazon.com, Inc.[2]	154,080	260,421,394
Booking Holdings, Inc.[2]	47,120	89,145,386
eBay, Inc.[2]	1,861,610	55,569,058
		424,823,493

Specialty Retail—6.2%
AutoNation, Inc.[2]	1,420,200	52,732,026
AutoZone, Inc.[2]	81,120	65,631,758
CarMax, Inc.[2]	643,700	42,529,259
Lowe’s Cos., Inc.	1,196,180	112,883,507
		273,776,550

Consumer Staples—2.4%
Food Products—1.2%
Kraft Heinz Co. (The)	468,580	23,953,809
Mondelez International, Inc., Cl. A	647,110	29,107,008
		53,060,817

Household Products—0.5%
Spectrum Brands Holdings, Inc.	485,200	23,959,176
Tobacco—0.7%
British American Tobacco plc	891,550	31,100,746

	Shares	Value
Energy—2.4%
Oil, Gas & Consumable Fuels—2.4%
Husky Energy, Inc.	3,558,013	$44,185,613
Magellan Midstream Partners LP1	984,665	59,552,539
		103,738,152

Financials—5.5%
Capital Markets—4.5%
Charles Schwab Corp. (The)	2,139,950	95,869,760
CME Group, Inc., Cl. A	158,370	30,102,969
Intercontinental Exchange, Inc.	912,180	74,543,350
		200,516,079

Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Cl. B2	194,040	42,347,290
Health Care—13.2%
Biotechnology—5.4%
Biogen, Inc.[2]	176,580	58,928,277
Celgene Corp.[2]	636,312	45,954,453
Exact Sciences Corp.[2]	207,890	16,211,262
Galapagos NV2	161,352	16,412,481
Gilead Sciences, Inc.	655,240	47,137,966
Vertex Pharmaceuticals, Inc.[2]	302,030	54,604,004
		239,248,443

Health Care Equipment & Supplies—1.3%
Intuitive Surgical, Inc.[2]	104,310	55,375,050
Health Care Providers & Services—4.9%
Laboratory Corp. of America Holdings[2]	436,550	63,579,142
UnitedHealth Group, Inc.	547,850	154,143,076
		217,722,218

Health Care Technology—0.7%
Cerner Corp.[2]	551,620	31,944,314
Pharmaceuticals—0.9%
Allergan plc	250,990	39,305,034

1 OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Industrials—11.5%
Aerospace & Defense—2.1%
Lockheed Martin Corp.	113,160	$33,996,659
Spirit AeroSystems Holdings, Inc., Cl. A	745,430	61,035,808
		95,032,467

Airlines—1.9%
Spirit Airlines, Inc.[2]	1,336,290	85,682,915
Commercial Services & Supplies—1.6%
KAR Auction Services, Inc.	1,204,690	68,835,986
Machinery—2.6%
Deere & Co.	277,180	42,929,638
Stanley Black & Decker, Inc.	226,910	29,691,174
Wabtec Corp.	425,730	40,274,058
		112,894,870

Road & Rail—2.4%
Canadian National Railway Co.	304,030	26,091,855
Canadian Pacific Railway Ltd.	52,080	11,017,003
Union Pacific Corp.	437,050	67,209,549
		104,318,407

Trading Companies & Distributors—0.9%
Fastenal Co.	667,380	39,548,939
Information Technology—30.1%
Communications Equipment—1.0%
Motorola Solutions, Inc.	335,150	43,988,437
IT Services—6.5%
First Data Corp., Cl. A2	1,875,990	35,793,889
Mastercard, Inc., Cl. A	1,150,980	231,427,549
PayPal Holdings, Inc.[2]	188,020	16,133,996
		283,355,434

Semiconductors & Semiconductor Equipment—4.7%
Applied Materials, Inc.	1,331,490	49,637,947
Broadcom, Inc.	198,160	47,045,166
NVIDIA Corp.	248,410	40,597,646

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Texas Instruments, Inc.	698,720	$69,767,192
		207,047,951

Software—12.2%
Microsoft Corp.	2,957,390	327,944,977
salesforce.com, Inc.[2]	911,960	130,191,410
ServiceNow, Inc.[2]	432,930	80,208,941
		538,345,328

Technology Hardware, Storage & Peripherals—5.7%
Apple, Inc.	1,409,828	251,767,084
Materials—1.4%
Chemicals—0.5%
Albemarle Corp.	254,472	24,510,743
Metals & Mining—0.9%
Compass Minerals International, Inc.	767,640	38,458,764
Utilities—1.5%
Gas Utilities—1.5%
AmeriGas Partners LP1	1,747,853	64,950,217
Total Common Stocks (Cost $3,181,772,639)		4,365,037,402

Investment Company—0.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.17%[3,4] (Cost $20,159,864)	20,159,864	20,159,864
Total Investments, at Value (Cost $3,201,932,503)	99.5%	4,385,197,266
Net Other Assets (Liabilities)	0.5	21,962,631
Net Assets	100.0%	$4,407,159,897

2 OPPENHEIMER CAPITAL APPRECIATION FUND

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2018	Gross Additions	Gross Reductions	Shares November 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	6,953,637	201,114,181	187,907,954	20,159,864

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$20,159,864	$113,980	$—	$—

3 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

4 OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

5 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,367,982,541	$—	$	—	$1,367,982,541
Consumer Staples	77,019,993	31,100,746		—	108,120,739
Energy	103,738,152	—		—	103,738,152
Financials	242,863,369	—		—	242,863,369
Health Care	567,182,578	16,412,481		—	583,595,059
Industrials	506,313,584	—		—	506,313,584
Information Technology	1,324,504,234	—		—	1,324,504,234
Materials	62,969,507	—		—	62,969,507
Utilities	64,950,217	—		—	64,950,217
Investment Company	20,159,864	—		—	20,159,864
Total Assets	$4,337,684,039	$47,513,227	$	—	$4,385,197,266

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

6 OPPENHEIMER CAPITAL APPRECIATION FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

7 OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of

8 OPPENHEIMER CAPITAL APPRECIATION FUND

6. Pending Acquisition (Continued)

record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

9 OPPENHEIMER CAPITAL APPRECIATION FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/18/2019